Exhibit 99.2

Quarterly Investor Supplement

June 30, 2019

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended June 30, 2019. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Individual Life
Explanatory Note on Non-GAAP Financial Information	3 - 5	Sources of Adjusted Operating Earnings	30
Key Metrics	6	Key Metrics	31
Normalized Adjusted Operating Earnings by Segment	7	Corporate
Normalized Effective Tax Rate	8	Adjusted Operating Earnings	33
Consolidated Statements of Operations	9	Investment Information
Consolidated Adjusted Earnings Before Income Taxes	10	Portfolio Composition	35
Adjusted Operating Earnings by Segment (QTD)	11	Portfolio Results	36
Adjusted Operating Earnings by Segment (YTD)	12	Alternative Investment Income	37
Consolidated Balance Sheets	13	Reconciliations
DAC/VOBA Segment Trends	14	Reconciliation of Consolidated Statements of Operations	39
Consolidated Capital Structure	15	Reconciliation of Adjusted Operating Revenues	40
Consolidated Assets Under Management, Assets Under Administration		Reconciliation of Adjusted Operating Earnings - excluding Unlocking;
and Advisement	16	Adjusted Return on Capital	41 - 42
Retirement		Prepayments and Alternative Income Above (Below) Long-Term
Sources of Adjusted Operating Earnings and Key Metrics	18	Expectations	43
Client Assets Rollforward by Product Group	19 - 20	Reconciliation of Normalized Adjusted Operating Earnings and Earnings
Investment Management		Per Common Share (Diluted) (QTD)	44
Sources of Adjusted Operating Earnings	22	Reconciliation of Normalized Adjusted Operating Earnings and Earnings
Analysis of AUM and AUA	23	Per Common Share (Diluted) (YTD)	45
Account Value Rollforward by Source	24	Reconciliation of Book Value Per Common Share, Excluding AOCI	46
Account Value by Asset Type	25	Reconciliation of Investment Management Normalized Adjusted
Employee Benefits		Operating Margin, Excluding Investment Capital	47
Sources of Adjusted Operating Earnings	27
Key Metrics	28

Voya Financial	Page 3 of 47

Explanatory Note on Non-GAAP Financial Information

On September 12, 2018, we issued 325,000 shares of 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $319 million. Dividend payments will be made semi-annually in arrears on the 15th day of March and September of each year, commencing on March 15, 2019. On June 11, 2019, we issued 300,000 shares of 5.35% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $293 million. Dividend payments will be made quarterly in arrears on the 15th of March, June, September and December of each year, commencing on September 15, 2019.
On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our Closed Block Variable Annuity (“CBVA”) and annuities businesses (the "2018 Transaction"). As a result, the assets and liabilities of the businesses sold were classified as held for sale in prior periods and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. Pursuant to the 2018 Transaction, we evaluated our segments and determined that the retained CBVA and annuities policies that are not components of the disposed businesses described above ("Retained Business") have insignificant impacts to Adjusted operating earnings before taxes. As such, we have recorded the results of these retained businesses in Corporate. In the first quarter of 2019, income (loss) from discontinued operations included a $79 million charge related to a proposed settlement of purchase price true-up amounts. In the second quarter of 2019, we settled all outstanding purchase price true-up amounts. Income (loss) from discontinued operations, net of tax for the six months ended June 30, 2019, includes a $82 million charge related to the purchase price true-up settlement.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•	Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

Voya Financial	Page 4 of 47

•
Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings and severance and other expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Normalized Adjusted Operating Earnings
Normalized adjusted operating earnings excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking;

•
The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in the Corporate Segment, and

•
For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability.
Adjusted Operating Earnings per Common Share (Diluted) and Normalized Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) and Normalized adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Normalized Adjusted Operating Earning and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from corporate and closed block activities, which include our Retirement, Investment Management, Individual Life and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate and Normalized Adjusted Operating Effective Tax Rate
We assumed a 32% tax rate on adjusted operating earnings and all components of adjusted operating earnings described as "after tax" for 2017. Beginning in 2018, the adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law, including the Tax Cuts and Jobs Act. For non-operating items, we apply a 21% tax rate beginning in 2018. The 32% tax rate for 2017 adjusted operating earnings and components reflects the estimated benefit of the dividends received deduction related to the company's Retirement, Investment Management, Employee Benefits and Individual Life segments.
Stranded Costs
As a result of the 2018 Transaction, certain costs that relate to activities for which we continue to provide transitional services for businesses sold and for which we are reimbursed under a transition services agreement ("TSA"), are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold, and other expenses that do not meet the foregoing criteria are reported within continuing operations. These costs reported within continuing operations ("Stranded Costs") are included in Adjusted operating earnings before income taxes and Income (loss) from continuing operations for all periods presented. Because we do not believe that TSA revenues and Stranded Costs are representative of the future run-rate of revenues and expenses of our continuing operations, they are recorded in Corporate. We plan to address the Stranded Costs through a cost reduction strategy.

Voya Financial	Page 5 of 47

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Net commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 47

Key Metrics

	Three Months Ended or As of							Year-to-Date or As of
(in millions USD, unless otherwise indicated)	6/30/2019	3/31/2019	12/31/2018	9/30/2018		6/30/2018		6/30/2019	6/30/2018
Net income (loss) available to Voya Financial, Inc.'s common shareholders	226	64	121	142		166		290	612
Per common share (basic)	1.57	0.44	0.78	0.89		1.00		1.99	3.60
Per common share (diluted)	1.51	0.42	0.76	0.87		0.96		1.93	3.48
Adjusted operating earnings: (1)
Before income taxes	278	194	238	163		238		472	401
After income taxes	229	163	209	139		195		391	332
Effective tax rate	17.7%	16.3%	12.2%	14.9%		17.9%		17.1%	17.2%
Per common share (diluted)	1.52	1.07	1.32	0.84		1.13		2.59	1.89
Normalized adjusted operating earnings: (1)
Before income taxes	235	223	255	265		247		458	462
After income taxes	195	186	222	220		202		380	380
Effective tax rate	17.1%	16.9%	12.7%	17.3%	R	18.0%	R	17.0%	17.7%
Per common share (diluted)	1.30	1.22	1.40	1.34		1.17		2.51	2.15
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	9,452	8,746	7,894	8,204		8,460		9,452	8,460
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	6,585	6,780	7,287	7,427		7,517		6,585	7,517
Net Deferred Tax Asset (DTA and AMT receivables) (net of valuation allowance) (2)	1,952	1,985	1,925	1,811		1,942		1,952	1,942
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	4,633	4,795	5,362	5,616		5,575		4,633	5,575
Book value per common share (including AOCI)	67.37	59.13	52.28	52.22		52.22		67.37	52.22
Book value per common share (excluding AOCI) (1)	46.94	45.84	48.26	47.28		46.40		46.94	46.40
Debt to Capital:
Debt to Capital	23.8%	25.7%	27.6%	28.9%		29.0%		23.8%	29.0%
Adjusted Debt to Capital (1) (4)	27.7%	28.0%	26.6%	28.4%		29.0%		27.7%	29.0%
Shares:
Weighted-average common shares outstanding
Basic	144	147	154	160		167		145	170
Diluted	150	151	158	164		173		151	176
Adjusted Diluted (1) (3)	150	151	158	164		173		151	176
Ending shares outstanding	140	148	151	157		162		140	162
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	446	200	275	250		500		646	600
Dividends to common shareholders	2	1	1	2		1		3	3
Total cash returned to common shareholders	448	201	276	252		501		649	603

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Alternative Minimum Tax refundable in the short term under new tax legislation, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $445 million tax valuation allowance related to Federal NOLs for the period ended June 30, 2019.

(3) For an explanation of the diluted weighted-average common share measures used for Adjusted operating earnings per share (diluted) and Normalized adjusted operating earnings per share (diluted) please refer to "Reconciliation of Book Value per Common Share, excluding AOCI" on page 46 of this document.

(4) Includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.
R Amounts revised to conform with the current period presentation. There was no change to after-tax earnings. The previously provided amounts were 17.8% and 17.0%.

Voya Financial	Page 7 of 47

Normalized Adjusted Operating Earnings by Segment

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Normalized adjusted operating earnings
Retirement	153	141	172	176	160	294	307
Investment Management	39	41	44	45	47	80	94
Employee Benefits	47	40	43	47	34	87	66
Individual Life	35	56	58	56	65	91	110
Corporate	(39)	(55)	(62)	(59)	(59)	(94)	(115)
Before income taxes	235	223	255	265	247	458	462
After income taxes	195	186	222	220	202	380	380
Effective tax rate	17.1%	16.9%	12.7%	17.3%	18.0%	17.0%	17.7%
Per common share (diluted)	1.30	1.22	1.40	1.34	1.17	2.51	2.15

Prepayment fees and alternative investment income above (below) long-term expectations (1)
Retirement	22	(16)	11	27	6	6	9
Investment Management	2	(7)	—	3	(1)	(5)	4
Employee Benefits	2	(2)	1	2	1	—	2
Individual Life	18	(5)	6	10	7	13	8
Before income taxes	44	(30)	18	42	13	14	23
After income taxes	35	(24)	14	33	10	11	18
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	0.23	(0.16)	0.10	0.20	0.06	0.07	0.11

DAC/VOBA and other intangibles unlocking and other adjustments (2)
Retirement	5	4	(13)	50	3	9	(38)
Investment Management (2)	—	—	—	—	6	—	15
Employee Benefits	—	—	(1)	1	—	—	(1)
Individual Life	(6)	(3)	(21)	(200)	(31)	(9)	(60)
Corporate	—	—	—	5	—	—	—
Before income taxes	(1)	1	(35)	(144)	(22)	—	(84)
After income taxes	(1)	1	(28)	(114)	(17)	—	(66)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.01)	0.01	(0.18)	(0.70)	(0.10)	—	(0.37)
Adjusted operating earnings
Retirement	180	129	170	253	169	309	278
Investment Management	41	34	44	48	52	75	113
Employee Benefits	49	38	43	50	35	87	67
Individual Life	47	48	43	(134)	41	95	58
Corporate	(39)	(55)	(62)	(54)	(59)	(94)	(115)
Before income taxes	278	194	238	163	238	472	401
After income taxes	229	163	209	139	195	391	332
Effective tax rate	17.7%	16.3%	12.2%	14.9%	17.9%	17.1%	17.2%
Per common share (diluted)	1.52	1.07	1.32	0.84	1.13	2.59	1.89

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in the Corporate Segment.

(2) For periods on or prior to June 30, 2018 other adjustments include Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018.

Voya Financial	Page 8 of 47

Normalized Effective Tax Rate

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Normalized adjusted operating earnings
Before income taxes	235	223	255	265	247	458	462
Income taxes
Federal income taxes at 21% corporate rate	49	47	54	56	52	96	97
Tax adjustments (1)	(9)	(9)	(21)	(10)	(7)	(18)	(15)
Total taxes	40	37	32	45	45	78	82
Effective tax rate	17.1%	16.9%	12.7%	17.3%	18.0%	17.0%	17.7%

Prepayment fees and alternative investment income above (below) long-term expectations (2)
Before income taxes	44	(30)	18	42	13	14	23
Income taxes
Federal income taxes at 21% corporate rate	9	(6)	4	9	3	3	5
Total taxes	9	(6)	4	9	3	3	5
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

DAC/VOBA and other intangibles unlocking and other adjustments (3)
Before income taxes	(1)	1	(35)	(144)	(22)	—	(84)
Income taxes
Federal income taxes at 21% corporate rate	—	—	(7)	(30)	(5)	—	(18)
Total taxes	—	—	(7)	(30)	(5)	—	(18)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Adjusted operating earnings
Before income taxes	278	194	238	163	238	472	401
Income taxes
Federal income taxes at 21% corporate rate	58	41	50	34	50	99	84
Tax adjustments (1)	(9)	(9)	(21)	(10)	(7)	(18)	(15)
Total taxes	49	31	29	24	43	81	69
Effective tax rate	17.7%	16.3%	12.2%	14.9%	17.9%	17.1%	17.2%

(1) Includes tax adjustments for the dividends received deduction (DRD) related to certain qualified dividends that are not subject to federal income taxes less certain expense items that are not deductible for federal income taxes such as preferred stock dividends, certain compensation expenses, etc.

(2) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in the Corporate Segment.

(3) For periods on or prior to June 30, 2018 other adjustments include Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018.

Voya Financial	Page 9 of 47

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Revenues
Net investment income	880	815	816	855	813	1,695	1,636
Fee income	662	665	668	704	660	1,327	1,336
Premiums	585	582	537	550	533	1,167	1,072
Net realized capital gains (losses)	50	17	(52)	(46)	(120)	67	(301)
Other revenues	102	113	120	127	101	215	200
Income (loss) related to consolidated investment entities	67	5	93	62	126	72	137
Total revenues	2,346	2,197	2,182	2,252	2,113	4,543	4,080

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,232)	(1,186)	(1,129)	(1,268)	(1,088)	(2,418)	(2,178)
Operating expenses	(687)	(702)	(690)	(656)	(645)	(1,389)	(1,345)
Net amortization of DAC/VOBA	(67)	(85)	(108)	(86)	(74)	(152)	(174)
Interest expense	(42)	(42)	(79)	(47)	(46)	(84)	(95)
Operating expenses related to consolidated investment entities	(20)	(5)	(14)	(9)	(19)	(25)	(26)
Total benefits and expenses	(2,048)	(2,020)	(2,020)	(2,066)	(1,872)	(4,068)	(3,818)
Income (loss) from continuing operations before income taxes	298	177	162	186	241	475	262
Less:
Net investment gains (losses) and related charges and adjustments	55	23	(37)	11	(40)	78	(101)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(9)	(2)	38	14	2	(11)	(12)
Income (loss) related to businesses exited through reinsurance or divestment	2	(21)	(23)	—	(8)	(19)	(53)
Income (loss) attributable to noncontrolling interests	25	(1)	56	23	58	24	58
Income (loss) on early extinguishment of debt	—	—	(37)	—	—	—	(3)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	66	(47)	—	—	66	—
Dividend payments made to preferred shareholders	—	10	—	—	—	10	—
Other adjustments	(53)	(92)	(26)	(25)	(9)	(145)	(28)
Adjusted operating earnings before income taxes (1)	278	194	238	163	238	472	401

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 10 of 47

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	776	711	773	783	756	1,487	1,497
Fee income	696	678	696	726	706	1,374	1,414
Premiums	583	581	535	547	532	1,164	1,069
Other revenue	40	53	49	52	39	93	76
Adjusted operating revenues (1)	2,095	2,023	2,053	2,108	2,033	4,118	4,056

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,140)	(1,108)	(1,120)	(1,260)	(1,101)	(2,248)	(2,216)
Operating expenses	(561)	(591)	(562)	(557)	(569)	(1,152)	(1,147)
Net amortization of DAC/VOBA	(72)	(75)	(91)	(83)	(77)	(147)	(195)
Interest expense	(44)	(55)	(42)	(45)	(48)	(99)	(97)
Adjusted operating benefits and expenses	(1,817)	(1,829)	(1,815)	(1,945)	(1,795)	(3,646)	(3,655)
Adjusted operating earnings before income taxes (1)	278	194	238	163	238	472	401

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	688	648	690	705	670	1,336	1,332
Investment Management	163	148	159	168	171	311	356
Employee Benefits	515	508	467	469	460	1,023	913
Individual Life	643	626	643	660	641	1,269	1,272
Corporate	86	93	94	106	91	179	183
Adjusted operating revenues (1)	2,095	2,023	2,053	2,108	2,033	4,118	4,056

Adjusted Operating Earnings
Retirement	180	129	170	253	169	309	278
Investment Management	41	34	44	48	52	75	113
Employee Benefits	49	38	43	50	35	87	67
Individual Life	47	48	43	(134)	41	95	58
Corporate	(39)	(55)	(62)	(54)	(59)	(94)	(115)
Adjusted operating earnings before income taxes (1)	278	194	238	163	238	472	401

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 11 of 47

Adjusted Operating Earnings by Segment

	Three Months Ended June 30, 2019
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	449	7	29	240	51	776
Fee income	211	152	16	307	10	696
Premiums	4	—	472	94	13	583
Other revenue	24	4	(2)	2	12	40
Adjusted operating revenues (1)	688	163	515	643	86	2,095

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(238)	—	(361)	(493)	(48)	(1,140)
Operating expenses	(248)	(122)	(100)	(60)	(31)	(561)
Net amortization of DAC/VOBA	(22)	—	(5)	(43)	(2)	(72)
Interest expense	—	—	—	—	(44)	(44)
Adjusted operating benefits and expenses	(508)	(122)	(466)	(596)	(125)	(1,817)
Adjusted operating earnings before income taxes (1)	180	41	49	47	(39)	278

	Three Months Ended June 30, 2018
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	430	5	28	225	69	756
Fee income	210	161	15	309	10	706
Premiums	4	—	418	103	6	532
Other revenue	26	5	(1)	4	6	39
Adjusted operating revenues (1)	670	171	460	641	91	2,033

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(239)	—	(335)	(489)	(39)	(1,101)
Operating expenses	(237)	(119)	(87)	(66)	(60)	(569)
Net amortization of DAC/VOBA	(25)	—	(3)	(45)	(3)	(77)
Interest expense	—	—	—	—	(48)	(48)
Adjusted operating benefits and expenses	(501)	(119)	(425)	(600)	(150)	(1,795)
Adjusted operating earnings before income taxes (1)	169	52	35	41	(59)	238

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 12 of 47

Adjusted Operating Earnings by Segment

	Six Months Ended June 30, 2019
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	864	5	55	455	108	1,487
Fee income	410	297	32	615	20	1,374
Premiums	5	—	939	192	28	1,164
Other revenue	57	9	(3)	7	23	93
Adjusted operating revenues (1)	1,336	311	1,023	1,269	179	4,118

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(469)	—	(725)	(951)	(103)	(2,248)
Operating expenses	(516)	(236)	(202)	(131)	(67)	(1,152)
Net amortization of DAC/VOBA	(42)	—	(9)	(92)	(4)	(147)
Interest expense	—	—	—	—	(99)	(99)
Adjusted operating benefits and expenses	(1,027)	(236)	(936)	(1,174)	(273)	(3,646)
Adjusted operating earnings before income taxes (1)	309	75	87	95	(94)	472

	Six Months Ended June 30, 2018
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	853	16	55	443	130	1,497
Fee income	422	326	31	614	21	1,414
Premiums	6	—	829	208	26	1,069
Other revenue	51	14	(2)	7	6	76
Adjusted operating revenues (1)	1,332	356	913	1,272	183	4,056

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(476)	—	(661)	(984)	(95)	(2,216)
Operating expenses	(485)	(243)	(178)	(140)	(101)	(1,147)
Net amortization of DAC/VOBA	(93)	—	(7)	(90)	(5)	(195)
Interest expense	—	—	—	—	(97)	(97)
Adjusted operating benefits and expenses	(1,054)	(243)	(846)	(1,214)	(298)	(3,655)
Adjusted operating earnings before income taxes (1)	278	113	67	58	(115)	401

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

Voya Financial	Page 13 of 47

Consolidated Balance Sheets

	Balances as of
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Assets
Total investments	67,050	65,625	63,566	63,873	63,857
Cash and cash equivalents	1,482	1,033	1,538	1,789	1,534
Assets held in separate accounts	79,915	77,649	71,228	80,937	78,642
Premium receivable and reinsurance recoverable	6,640	6,753	6,860	7,068	7,617
Short term investments under securities loan agreement and accrued investment income	2,591	2,585	2,334	2,490	2,353
Deferred policy acquisition costs, Value of business acquired	3,246	3,600	4,116	4,061	4,008
Deferred income taxes	576	864	1,157	1,122	1,266
Other assets (1)	1,651	1,575	1,573	1,473	1,175
Assets related to consolidated investment entities	2,011	2,301	2,310	2,223	2,288
Total Assets	165,162	161,985	154,682	165,036	162,740

Liabilities
Future policy benefits and contract owner account balances	65,421	65,366	65,489	65,523	65,980
Liabilities related to separate accounts	79,915	77,649	71,228	80,937	78,642
Payables under securities loan agreements, including collateral held	1,972	1,978	1,821	2,097	1,957
Short-term debt	97	1	1	1	1
Long-term debt	3,041	3,136	3,136	3,459	3,458
Other liabilities (2)	2,983	2,849	2,838	2,632	2,339
Liabilities related to consolidated investment entities	994	1,200	1,228	1,187	1,121
Total Liabilities	154,423	152,179	145,741	155,836	153,498

Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	3	3	3	3	3
Treasury stock	(5,663)	(5,203)	(4,981)	(4,705)	(4,442)
Additional paid-in capital	24,642	24,310	24,316	24,301	23,951
Retained earnings (deficit)	(11,785)	(12,011)	(11,732)	(11,853)	(11,995)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	7,197	7,099	7,606	7,746	7,517
Accumulated other comprehensive income	2,867	1,966	607	777	943
Total Voya Financial, Inc. Shareholders' Equity	10,064	9,065	8,213	8,523	8,460
Noncontrolling interest	675	741	728	677	782
Total Shareholders' Equity	10,739	9,806	8,941	9,200	9,242
Total Liabilities and Shareholders' Equity	165,162	161,985	154,682	165,036	162,740

(1) Includes Other assets, Sales inducements to contract holders, Current income taxes, Goodwill and other intangible assets.
(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 14 of 47

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Retirement
Balance as of Beginning-of-Period	1,029	1,271	1,251	1,167	1,057	1,271	882
Deferrals of commissions and expenses	18	17	19	17	18	35	37
Amortization	(26)	(33)	(23)	(25)	(20)	(59)	(33)
Unlocking (1)	18	25	(19)	50	(8)	43	(67)
Change in unrealized capital gains/losses	(205)	(251)	43	42	120	(456)	348
Balance as of End-of-Period	834	1,029	1,271	1,251	1,167	834	1,167
Deferred Sales Inducements as of End-of-Period (2)	31	32	34	34	33	31	33
Individual Life
Balance as of Beginning-of-Period	2,421	2,679	2,648	2,687	2,566	2,679	2,366
Deferrals of commissions and expenses	23	43	34	28	25	66	51
Amortization	(47)	(69)	(61)	(58)	(38)	(116)	(39)
Unlocking	(4)	(2)	1	(46)	(2)	(6)	(23)
Change in unrealized capital gains/losses	(134)	(230)	57	37	136	(364)	332
Balance as of End-of-Period	2,259	2,421	2,679	2,648	2,687	2,259	2,687
Other (3)
Balance as of Beginning-of-Period	150	166	162	154	146	166	126
Deferrals of commissions and expenses	22	7	9	7	8	29	14
Amortization	(8)	(6)	(5)	(5)	(6)	(14)	(12)
Unlocking	—	—	(1)	(2)	—	—	—
Change in unrealized capital gains/losses	(11)	(17)	1	8	6	(28)	26
Balance as of End-of-Period	153	150	166	162	154	153	154
Total
Balance as of Beginning-of-Period	3,600	4,116	4,061	4,008	3,769	4,116	3,374
Deferrals of commissions and expenses	63	67	62	52	51	130	102
Amortization	(81)	(108)	(89)	(88)	(64)	(189)	(84)
Unlocking	14	23	(19)	2	(10)	37	(90)
Change in unrealized capital gains/losses	(350)	(498)	101	87	262	(848)	706
Balance as of End-of-Period	3,246	3,600	4,116	4,061	4,008	3,246	4,008

(1) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the three months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $9 million, which was included in the results of the annual review of assumptions.

(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and closed blocks, including remaining annuities businesses.

Voya Financial	Page 15 of 47

Consolidated Capital Structure

	Balances as of
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Financial Debt
Senior bonds	2,037	2,035	2,035	2,358	2,357
Subordinated bonds	1,097	1,097	1,097	1,097	1,097
Other debt	4	5	5	5	5
Total Debt	3,138	3,137	3,137	3,460	3,459

Equity
Preferred equity (Excluding AOCI) (1)	612	319	319	319	—
Common equity (Excluding AOCI)	6,585	6,780	7,287	7,427	7,517
Total Equity (Excluding AOCI) (2)	7,197	7,099	7,606	7,746	7,517
Accumulated other comprehensive income (AOCI)	2,867	1,966	607	777	943
Total Voya Financial, Inc. Shareholders' Equity	10,064	9,065	8,213	8,523	8,460

Capital
Total Capitalization	13,202	12,202	11,350	11,983	11,919
Total Capitalization (Excluding AOCI) (2)	10,335	10,236	10,743	11,206	10,976

Debt to Capital
Debt to Capital	23.8%	25.7%	27.6%	28.9%	29.0%
Adjusted Debt to Capital (2) (3)	27.7%	28.0%	26.6%	28.4%	29.0%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 16 of 47

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of June 30, 2019
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (3)	Total AUM + AUA

Retirement (1)	32,688	73,105	48,628	154,421	247,335	401,756
Investment Management	55,921	26,311	131,994	214,226	50,098	264,324
Employee Benefits	1,827	15	—	1,842	—	1,842
Individual Life (2)	12,871	2,719	—	15,590	—	15,590
Eliminations/Other	(47,386)	(22,235)	(10,577)	(80,198)	(43,123)	(123,321)
Total AUM and AUA	55,921	79,915	170,045	305,881	254,310	560,191

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes assets backing interest and non-interest sensitive products.
(3) Starting Q1 2019, AUA includes Assets Under Advisement. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, General Account and Stable Value assets where only administrative or ancillary services are performed.

Retirement

Voya Financial	Page 18 of 47

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Sources of operating earnings before income taxes:
Fixed income	385	390	391	387	385	775	766
Limited partnership and Prepayment fee income	14	6	9	12	6	20	11
Total gross investment income	399	396	400	399	391	795	777
Investment expenses	(18)	(19)	(17)	(18)	(19)	(37)	(36)
Credited interest	(231)	(229)	(233)	(233)	(231)	(460)	(459)
Net margin	150	148	150	148	141	298	282
Other investment income (1)	56	34	59	70	54	90	100
Investment spread and other investment income	206	182	209	218	195	388	382
Full service fee based revenue	133	124	127	136	132	257	265
Recordkeeping and Other fee based revenue	111	108	114	111	105	219	213
Total fee based margin	244	232	240	247	237	476	478
Net underwriting gain (loss) and other revenue	—	3	1	—	—	3	(3)
Administrative expenses	(194)	(215)	(190)	(179)	(185)	(409)	(379)
Net Commissions	(53)	(52)	(50)	(52)	(52)	(105)	(105)
DAC/VOBA and other intangibles amortization, excluding unlocking	(28)	(25)	(27)	(31)	(29)	(53)	(57)
DAC/VOBA and other intangibles unlocking (2)	5	4	(13)	50	3	9	(38)
Adjusted operating earnings before income taxes	180	129	170	253	169	309	278
Adjusted Return on Capital (3)	13.9%	13.6%	14.1%	13.4%	12.0%	13.9%	12.0%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	194	170	197	205	183	364	359
Full Service Fee Based Revenue	133	124	127	136	132	257	265
Total Full Service Revenue	327	294	324	340	315	621	624

Client Assets
Spread Based	32,688	32,784	33,006	32,468	32,519	32,688	32,519
Fee Based	273,301	265,861	240,976	309,278	297,787	273,301	297,787
Retail Client Assets	60,089	58,244	53,515	58,543	56,619	60,089	56,619
Defined Contribution Investment-only Stable Value	35,678	34,967	34,078	34,573	33,957	35,678	33,957
Total Client Assets	401,756	391,856	361,575	434,862	420,882	401,756	420,882

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the three months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $9 million, which was included in the results of the annual review of assumptions.

(3) Adjusted Return on Capital calculated using trailing twelve months.
(4) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 19 of 47

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Full service - Corporate markets
Client Assets, beginning of period	65,366	58,705	64,380	61,888	60,650	58,705	60,495
Transfers / Single deposits	828	1,352	1,679	927	986	2,180	2,052
Recurring deposits	1,639	1,850	1,372	1,442	1,512	3,489	3,182
Total Deposits	2,467	3,202	3,051	2,369	2,498	5,669	5,234
Surrenders, benefits, and product charges	(2,158)	(2,309)	(2,448)	(1,999)	(2,261)	(4,467)	(4,726)
Net Flows	309	893	602	370	237	1,202	508
Interest credited and investment performance	2,073	5,768	(6,278)	2,122	1,001	7,841	885
Client Assets, end of period - Corporate markets	67,748	65,366	58,705	64,380	61,888	67,748	61,888

Full service - Tax-exempt markets
Client Assets, beginning of period	64,610	60,514	64,261	62,814	61,954	60,514	62,070
Transfers / Single deposits	477	399	1,286	451	283	876	563
Recurring deposits	879	953	801	825	864	1,832	1,721
Total Deposits	1,356	1,352	2,087	1,276	1,147	2,708	2,284
Surrenders, benefits, and product charges	(1,684)	(1,660)	(1,373)	(1,547)	(1,257)	(3,344)	(2,618)
Net Flows	(328)	(309)	713	(271)	(110)	(637)	(334)
Interest credited and investment performance	1,696	4,405	(4,460)	1,718	970	6,101	1,078
Client Assets, end of period - Tax-exempt markets	65,978	64,610	60,514	64,261	62,814	65,978	62,814

Full Service - Total
Client Assets, beginning of period	129,976	119,219	128,641	124,702	122,604	119,219	122,565
Transfers / Single deposits	1,305	1,751	2,965	1,378	1,269	3,056	2,615
Recurring deposits	2,518	2,803	2,173	2,267	2,376	5,321	4,903
Total Deposits	3,823	4,554	5,138	3,645	3,645	8,377	7,518
Surrenders, benefits, and product charges	(3,842)	(3,969)	(3,821)	(3,546)	(3,518)	(7,811)	(7,344)
Net Flows	(19)	584	1,315	99	127	565	174
Interest credited and investment performance	3,769	10,173	(10,738)	3,840	1,971	13,942	1,963
Client Assets, end of period - Full Service Total	133,726	129,976	119,219	128,641	124,702	133,726	124,702

Full Service - Client Assets
Fee-based	102,883	99,083	88,139	98,130	94,201	102,883	94,201
Spread-based	30,842	30,893	31,080	30,511	30,501	30,842	30,501
Client Assets, end of period - Full Service Total	133,726	129,976	119,219	128,641	124,702	133,726	124,702

Voya Financial	Page 20 of 47

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Recordkeeping
Client Assets, beginning of period	166,778	152,837	211,149	203,561	202,226	152,837	220,191
Transfers / Single deposits	602	999	1,552	1,754	544	1,601	1,054
Recurring deposits	3,126	3,835	3,250	3,291	3,563	6,961	7,836
Total Deposits	3,728	4,834	4,802	5,045	4,107	8,562	8,889
Surrenders, benefits, and product charges	(3,968)	(5,165)	(41,969)	(6,064)	(6,747)	(9,133)	(28,276)
Net Flows	(240)	(331)	(37,167)	(1,019)	(2,639)	(571)	(19,386)
Interest credited and investment performance	3,879	14,272	(21,145)	8,607	3,974	18,151	2,756
Client Assets, end of period - Recordkeeping	170,417	166,778	152,837	211,149	203,561	170,417	203,561

Total Defined Contribution (1)
Client Assets, beginning of period	296,754	272,056	339,789	328,288	324,830	272,056	342,756
Transfers / Single deposits	1,907	2,750	4,517	3,132	1,814	4,657	3,670
Recurring deposits	5,644	6,637	5,423	5,559	5,939	12,281	12,738
Total Deposits	7,551	9,387	9,940	8,691	7,752	16,938	16,407
Surrenders, benefits, and product charges	(7,810)	(9,134)	(45,790)	(9,611)	(10,265)	(16,944)	(35,621)
Net Flows	(259)	253	(35,850)	(920)	(2,513)	(6)	(19,213)
Interest credited and investment performance	7,648	24,445	(31,883)	12,421	5,972	32,093	4,745
Client Assets, end of period - Total Defined Contribution	304,143	296,754	272,056	339,789	328,288	304,143	328,288

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	34,967	34,078	34,573	33,957	34,326	34,078	35,000
Transfers / Single deposits	342	861	348	607	798	1,203	1,577
Recurring deposits	186	118	208	87	279	304	384
Total Deposits	528	979	556	694	1,077	1,507	1,961
Surrenders, benefits, and product charges	(658)	(765)	(1,111)	(269)	(1,563)	(1,423)	(2,805)
Net Flows	(130)	214	(555)	425	(486)	84	(844)
Interest credited and investment performance	842	675	60	191	118	1,517	(198)
Assets, end of period - Defined Contribution Investment-only SV	35,679	34,967	34,078	34,573	33,957	35,679	33,957

Retail Client Assets (3)	60,089	58,244	53,515	58,543	56,619	60,089	56,619

Other Assets (4)	1,846	1,891	1,926	1,957	2,018	1,846	2,018

Total Client Assets	401,756	391,856	361,575	434,862	420,882	401,756	420,882

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products.

Investment Management

Voya Financial	Page 22 of 47

Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Sources of operating earnings before income taxes:
Investment capital and other investment income	7	(2)	5	8	5	5	16
Fee based margin	156	150	154	160	166	306	340
Administrative expenses	(122)	(114)	(115)	(120)	(119)	(236)	(243)
Adjusted operating earnings before income taxes	41	34	44	48	52	75	113

Fee based margin
Investment advisory and administrative revenue	152	145	152	157	161	297	326
Other fee based margin	4	5	2	3	5	9	14
Fee based margin	156	150	154	160	166	306	340

Voya Financial	Page 23 of 47

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Client Assets:
External Clients
Institutional	91,116	88,147	85,918	85,258	83,641	91,116	83,641
Retail	67,189	65,512	61,257	69,295	67,894	67,189	67,894
Subtotal External Clients	158,305	153,660	147,176	154,553	151,535	158,305	151,535
General Account	55,921	56,021	56,288	55,862	55,617	55,921	55,617
Total Client Assets (AUM)	214,226	209,681	203,464	210,415	207,152	214,226	207,152
Administration Only Assets (AUA)	50,098	49,929	47,004	48,990	49,378	50,098	49,378
Total AUM and AUA	264,324	259,610	250,468	259,405	256,530	264,324	256,530

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	65	62	65	65	64	127	126
Retail	55	52	54	59	58	107	116
Subtotal External Clients	119	113	120	124	122	232	242
General Account	29	28	28	28	36	57	76
Total Investment Advisory and Administrative Revenues (AUM)	148	141	148	152	158	289	318
Administration Only Fees	4	4	4	5	3	8	8
Total Investment Advisory and Administrative Revenues	152	145	152	157	161	297	326

Revenue Yield (bps) (1)
External Clients
Institutional	29.1	28.5	30.3	30.9	33.6	28.8	33.8
Retail	33.1	32.2	33.9	34.2	33.1	32.7	33.2
Revenue Yield on External Clients	30.8	30.1	31.9	32.4	33.4	30.5	33.6
General Account	20.3	19.9	19.9	20.0	19.7	20.1	19.6
Revenue Yield on Client Assets (AUM)	28.0	27.3	28.6	29.1	28.8	27.7	28.7
Revenue Yield on Administration Only Assets (AUA)	3.3	3.0	3.5	3.8	2.9	3.2	3.5
Total Revenue Yield on AUM and AUA (bps)	23.3	22.7	23.9	24.3	24.1	23.0	24.1

Revenue Yield on Client Assets (AUM) - trailing twelve months	28.2	28.6	28.7	28.4	28.3	28.2	28.3

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 47

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Institutional AUM:
Beginning of period AUM	88,147	85,918	85,258	83,641	72,544	85,918	72,468
Inflows	3,219	3,335	4,278	2,771	3,141	6,554	4,992
Outflows	(2,230)	(1,867)	(2,699)	(1,832)	(1,741)	(4,097)	(3,300)
Subtotal Investment Management Sourced Institutional Net Flows	989	1,468	1,579	938	1,399	2,457	1,692
Affiliate Sourced Institutional Inflows	545	1,269	587	786	432	1,814	853
Affiliate Sourced Institutional Outflows	(762)	(1,632)	(1,471)	(332)	(541)	(2,394)	(1,240)
Subtotal Affiliate Sourced Net Flows	(217)	(363)	(884)	454	(109)	(580)	(387)
Net flows- Institutional AUM	772	1,105	694	1,392	1,291	1,877	1,305
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	2,201	1,124	(360)	551	80	3,325	31
Other (Including Acquisitions / Divestitures) (1)	(4)	—	325	(325)	9,727	(4)	9,837
End of period AUM- Institutional	91,116	88,147	85,918	85,258	83,641	91,116	83,641
Organic Growth (Net Flows/Beginning of period AUM)	0.9%	1.3%	0.8%	1.7%	1.8%	2.2%	1.8%
Market Growth %	2.5%	1.3%	-0.4%	0.7%	0.1%	3.9%	—%
Retail AUM:
Beginning of period AUM	65,512	61,257	69,295	67,894	68,014	61,257	69,812
Inflows	1,717	1,924	1,777	1,391	1,560	3,641	3,240
Outflows	(1,874)	(2,004)	(2,142)	(1,087)	(1,372)	(3,878)	(2,871)
Sub-advised Retail Net Flows	(139)	(223)	(382)	(289)	(436)	(362)	(852)
Subtotal Investment Management Sourced Retail Net Flows (2)	(296)	(303)	(747)	15	(248)	(599)	(483)
Affiliate Sourced Retail Inflows	547	684	579	537	479	1,231	1,071
Affiliate Sourced Retail Outflows	(831)	(875)	(952)	(943)	(778)	(1,706)	(1,600)
Subtotal Affiliate Sourced Retail Net Flows (2)	(284)	(191)	(373)	(406)	(300)	(475)	(529)
Variable Annuity Net Flows	(616)	(550)	(578)	(600)	(627)	(1,166)	(1,341)
Inflows from Sub-advisor Replacements	897	—	—	76	—	897	—
Net flows- Retail AUM	(299)	(1,044)	(1,699)	(915)	(1,175)	(1,343)	(2,354)
Net Money Market Flows	(27)	(122)	158	(1)	(28)	(149)	(112)
Change in Market Value	2,100	5,690	(6,434)	2,549	946	7,790	583
Other (Including Acquisitions / Divestitures) (1)	(97)	(269)	(63)	(233)	137	(366)	(35)
End of period AUM- Retail	67,189	65,512	61,257	69,295	67,894	67,189	67,894
Retail Organic Growth Excluding Variable Annuity Net Flows and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-0.9%	-0.8%	-1.6%	-0.6%	-0.8%	-1.8%	-1.5%
Market Growth %	3.2%	9.3%	-9.3%	3.8%	1.4%	12.7%	0.8%
Total Investment Management Sourced Net Flows (2)	693	1,165	830	953	1,152	1,858	1,208
Total Affiliate Sourced Net Flows (2)	(501)	(554)	(1,256)	48	(409)	(1,055)	(916)
Total Variable Annuity Net Flows (1)	(616)	(550)	(578)	(600)	(627)	(1,166)	(1,341)
Total Inflows from Sub-advisor Replacements (3)	897	—	—	76	—	897	—
Total Net Flows	473	61	(1,004)	477	116	534	(1,049)
Net Flows excluding sub-advisor replacement and Variable Annuity net flows	192	611	(426)	1,001	743	803	292
Total External Clients Organic Growth (Net Flows (excludes VA) / Beginning of period AUM) (2)	0.1%	0.4%	-0.3%	0.7%	0.5%	0.6%	-0.2%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) For the three months ending June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.

(3) Reflects net flows mainly associated with outside managed funds.

Voya Financial	Page 25 of 47

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Institutional
Equity	23,041	22,517	21,169	23,712	23,188
Fixed Income	68,075	65,630	64,061	61,396	60,363
Real Estate	—	—	—	—	—
Money Market	—	—	688	150	90
Total	91,116	88,147	85,918	85,258	83,641
Retail
Equity	41,621	40,591	37,107	44,441	43,075
Fixed Income	23,207	22,370	21,298	21,685	21,326
Real Estate	962	1,128	1,307	1,800	2,118
Money Market	1,399	1,424	1,545	1,369	1,375
Total	67,189	65,513	61,257	69,295	67,894
General Account
Equity	309	169	121	139	205
Fixed Income	54,417	54,917	55,108	54,904	54,581
Real Estate	—	—	—	—	—
Money Market	1,195	935	1,059	819	831
Total	55,921	56,021	56,288	55,862	55,617
Combined Asset Type
Equity	64,971	63,276	58,397	68,292	66,468
Fixed Income	145,699	142,918	140,468	137,985	136,270
Real Estate	962	1,128	1,307	1,800	2,118
Money Market	2,594	2,359	3,292	2,338	2,296
Total	214,226	209,681	203,464	210,415	207,152

Total Specialty Assets	67,631	67,260	66,423	66,600	66,950
% of Specialty Assets / Total AUM	31.6%	32.1%	32.6%	31.7%	32.3%

Total Retirement and Wealth Management Assets	99,754	98,480	94,440	101,319	98,298
% of Retirement and Wealth Management Assets / Total AUM	46.6%	47.0%	46.4%	48.2%	47.5%

Employee Benefits

Voya Financial	Page 27 of 47

Employee Benefits Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Sources of operating earnings before income taxes:
Fixed income	23	23	23	23	23	46	46
Limited partnership income and Prepayment fee income	—	—	—	1	1	—	1
Total gross investment income	23	23	23	24	24	46	47
Investment expenses	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Credited interest	(14)	(14)	(14)	(14)	(14)	(28)	(28)
Net margin	8	8	8	9	9	16	17
Other investment income	7	4	6	7	5	11	10
Investment spread and other investment income	15	12	14	16	14	27	27
Net underwriting gain (loss) and other revenue	140	132	120	123	112	272	225
Administrative expenses	(63)	(62)	(54)	(53)	(53)	(125)	(108)
Net commissions	(38)	(40)	(34)	(35)	(35)	(78)	(70)
DAC/VOBA and other intangibles amortization, excluding unlocking	(5)	(4)	(2)	(2)	(3)	(9)	(6)
DAC/VOBA and other intangibles unlocking	—	—	(1)	1	—	—	(1)
Adjusted operating earnings before income taxes	49	38	43	50	35	87	67
Adjusted Return on Capital (1)	29.4%	28.0%	28.2%	26.9%	28.7%	29.4%	28.7%

Group life:
Premiums	131	130	125	124	125	261	248
Benefits	(97)	(104)	(98)	(97)	(102)	(201)	(200)
Other (2)	(2)	(2)	(2)	(2)	(2)	(4)	(4)
Total Group life	32	24	25	25	21	56	44
Group Life Loss Ratio (Interest adjusted)	74.4%	79.5%	78.7%	78.6%	81.5%	77.0%	80.4%
Group stop loss:
Premiums	255	254	236	233	232	509	458
Benefits	(205)	(196)	(183)	(180)	(189)	(401)	(370)
Other (2)	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Total Group stop loss	49	57	52	52	42	106	86
Stop loss Loss Ratio	80.6%	77.3%	77.5%	77.0%	81.7%	79.0%	81.0%
Voluntary Benefits, Disability, and Other	59	51	43	45	49	110	95

Net underwriting gain (loss) and other revenue
Premiums	489	484	441	438	435	973	866
Benefits	(346)	(349)	(318)	(311)	(321)	(695)	(635)
Other (2)	(3)	(3)	(3)	(4)	(2)	(6)	(6)
Total Net underwriting gain (loss) and other revenue	140	132	120	123	112	272	225
Total Aggregate Loss Ratio (1)	71.6%	72.3%	72.5%	73.1%	72.6%	71.6%	72.6%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 28 of 47

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Sales by Product Line:
Group life and Disability	13	104	15	12	12	117	72
Stop loss	9	236	25	36	15	245	194
Voluntary	31	69	10	9	10	100	75
Total sales by product line	53	409	50	57	37	462	341

Total gross premiums and deposits	532	521	473	468	469	1,053	931

Annualized In-force Premiums by Product Line:
Group life and Disability	715	720	659	654	664	715	664
Stop loss	1,045	1,053	969	953	938	1,045	938
Voluntary	392	390	311	309	312	392	312
Total annualized in-force premiums	2,152	2,163	1,939	1,916	1,914	2,152	1,914

Assets Under Management by Fund Group
General account	1,827	1,753	1,775	1,823	1,807	1,827	1,807
Separate account	15	14	13	15	14	15	14
Total AUM	1,842	1,767	1,788	1,838	1,821	1,842	1,821

Individual Life

Voya Financial	Page 30 of 47

Individual Life Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Sources of operating earnings before income taxes:
Fixed income	206	204	206	205	204	410	407
Limited partnership income	16	6	9	9	10	22	14
Prepayment fee income	7	2	3	2	3	9	5
Total gross investment income	229	212	218	216	217	441	426
Investment expenses	(7)	(8)	(7)	(7)	(7)	(15)	(15)
Credited interest	(149)	(147)	(153)	(150)	(150)	(296)	(299)
Net margin	73	57	58	59	60	130	112
Other investment income (1)	15	9	16	19	13	24	27
Investment spread and other investment income	88	66	74	78	73	154	139
Fee based margin	3	3	3	3	3	6	6
Net underwriting gain (loss) and other revenue	56	89	98	89	93	145	162
Administrative expenses	(48)	(56)	(54)	(51)	(51)	(104)	(109)
Net commissions	(4)	(6)	(4)	(5)	(5)	(10)	(12)
DAC/VOBA and other intangibles amortization, excluding unlocking	(42)	(45)	(53)	(48)	(41)	(87)	(68)
DAC/VOBA and other intangibles unlocking	(6)	(3)	(21)	(200)	(31)	(9)	(60)
Adjusted operating earnings before income taxes	47	48	43	(134)	41	95	58
Adjusted Return on Capital (2)	8.6%	9.3%	9.1%	9.8%	10.6%	8.6%	10.6%

Net underwriting gain (loss) and other revenue
Fee revenue / Premiums	415	418	428	427	427	833	844
Net mortality, including Reinsurance	(368)	(334)	(329)	(319)	(331)	(702)	(702)
Reserve change / Other	9	5	(1)	(19)	(3)	14	20
Total net underwriting gain (loss) and other revenue	56	89	98	89	93	145	162

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) Adjusted Return on Capital calculated using trailing twelve months.

Voya Financial	Page 31 of 47

Individual Life Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Gross Premiums and Deposits by Product: (1)
Interest sensitive	308	337	336	320	314	645	632
Non - interest sensitive	121	122	128	130	130	243	261
Total gross premiums and deposits	429	459	464	450	444	888	893

End of Period:
In-Force Face Amount by Product: (1)
Universal life	83,309	83,512	82,334	81,634	81,266	83,309	81,266
Variable life	19,476	19,846	20,146	20,626	21,016	19,476	21,016
Term (2)	221,177	225,966	230,212	206,189	212,572	221,177	212,572
Whole life	1,600	1,613	1,653	1,683	1,720	1,600	1,720
Total in-force face amount	325,562	330,937	334,345	310,132	316,574	325,562	316,574
In-Force Policy Count (in whole numbers): (1)
Universal life	232,699	235,521	237,435	239,742	241,992	232,699	241,992
Variable life	47,198	48,043	48,803	49,517	50,387	47,198	50,387
Term (2)	404,369	413,394	421,571	389,242	400,397	404,369	400,397
Whole life	101,520	103,240	104,860	106,381	107,995	101,520	107,995
Total in-force policy count	785,786	800,198	812,669	784,882	800,771	785,786	800,771
Assets Under Management by Fund Group: (1)
General account	12,871	12,845	12,848	12,902	12,899	12,871	12,899
Separate account	2,719	2,685	2,439	2,826	2,774	2,719	2,774
Total AUM	15,590	15,530	15,287	15,728	15,673	15,590	15,673

(1) Excludes amounts transferred to third parties through reinsurance transactions.
(2) Q4 2018 and forward balances include adjustments related to business exited through reinsurance agreements; periods prior to Q4 2018 have not been updated

Corporate

Voya Financial	Page 33 of 47

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Interest expense (excluding Preferred stock dividends)	(43)	(45)	(44)	(49)	(49)	(88)	(98)
Preferred stock dividends	—	(10)	—	—	—	(10)	—
Amortization of intangibles	(8)	(9)	(9)	(9)	(9)	(17)	(18)
Other (1)	12	9	(9)	4	(1)	21	1
Adjusted operating earnings before income taxes	(39)	(55)	(62)	(54)	(59)	(94)	(115)

(1) Includes results from Retained Business and other closed blocks, and revenues and expenses not allocated to our segments, including TSA revenues and Stranded costs. Also includes DAC/VOBA and other intangibles unlocking related to the Retained Business. During the three months ended September 30, 2018, the favorable unlocking impact of the annual review of assumptions was $5 million. Unlocking was not material for the other quarterly periods presented.

Investment Information

Voya Financial	Page 35 of 47

Portfolio Composition

	Balances as of
(in millions USD)	6/30/2019		3/31/2019		12/31/2018		9/30/2018		6/30/2018
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	49,150	73.3%	47,923	73.0%	46,298	72.9%	46,185	72.4%	46,104	72.3%
Fixed maturities, at fair value using the fair value option	3,358	5.0%	3,159	4.8%	2,956	4.7%	2,886	4.5%	2,983	4.7%
Equity securities, available for sale, at fair value	367	0.5%	355	0.5%	273	0.4%	323	0.5%	385	0.6%
Short-term investments	154	0.2%	192	0.3%	168	0.3%	86	0.1%	102	0.2%
Mortgage loans on real estate	8,418	12.6%	8,516	13.0%	8,676	13.6%	8,862	13.8%	8,904	13.8%
Policy loans	1,797	2.7%	1,827	2.8%	1,833	2.9%	1,832	2.9%	1,849	2.9%
Limited partnerships/corporations, before consolidation	1,665	N/M	1,525	N/M	1,511	N/M	1,482	N/M	1,453	N/M
CLO/VOEs Adjustments (1)	(340)	N/M	(359)	N/M	(353)	N/M	(359)	N/M	(383)	N/M
Limited partnerships/corporations, after consolidation	1,325	2.0%	1,166	1.8%	1,158	1.8%	1,123	1.8%	1,070	1.7%
Derivatives	440	0.7%	314	0.5%	247	0.4%	422	0.7%	376	0.6%
Other investments	96	0.1%	89	0.1%	90	0.1%	91	0.1%	90	0.1%
Securities pledged to creditors	1,945	2.9%	2,084	3.2%	1,867	2.9%	2,063	3.2%	1,994	3.1%
Total investments, after consolidation	67,050	100.0%	65,625	100.0%	63,566	100.0%	63,873	100.0%	63,857	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	2,415	4.5%	2,449	4.6%	2,537	5.0%	2,327	4.6%	2,419	4.8%
U.S. Corporate - Public	20,410	37.4%	20,187	38.0%	19,848	38.7%	20,381	39.8%	20,577	40.2%
U.S. Corporate - Private	6,698	12.3%	6,620	12.5%	6,232	12.2%	6,418	12.6%	6,261	12.3%
Foreign Government / Agency	907	1.7%	875	1.6%	851	1.7%	855	1.7%	848	1.7%
Foreign Corporate - Public	4,903	9.0%	4,839	9.1%	4,604	9.0%	4,687	9.1%	4,552	8.9%
Foreign Corporate - Private	5,262	9.7%	5,273	9.9%	5,094	10.0%	5,103	10.0%	5,252	10.3%
State, municipalities and political subdivisions	1,754	3.2%	1,715	3.2%	1,659	3.2%	1,631	3.2%	1,659	3.2%
CMO-B	3,677	6.9%	3,294	6.3%	3,197	6.3%	3,016	5.9%	3,199	6.3%
Agency	888	1.6%	885	1.7%	818	1.6%	827	1.6%	823	1.6%
Non-Agency (3)	1,152	2.1%	1,078	2.0%	937	1.8%	910	1.8%	831	1.6%
Total Residential mortgage-backed securities	5,717	10.6%	5,257	10.0%	4,952	9.7%	4,753	9.3%	4,853	9.5%
Commercial mortgage-backed securities	4,090	7.5%	3,827	7.2%	3,416	6.7%	3,116	6.1%	2,932	5.7%
Other asset-backed securities (3)	2,297	4.1%	2,124	3.9%	1,928	3.8%	1,863	3.6%	1,728	3.4%
Total fixed maturities, including securities pledged (4)	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,277	2.3%	1,306	2.5%	1,089	2.1%	1,070	2.1%	865	1.7%
Due after one year through five years	6,697	12.3%	6,961	13.1%	7,406	14.5%	7,313	14.3%	7,817	15.3%
Due after five years through ten years	9,800	18.0%	9,746	18.3%	9,715	19.0%	9,993	19.5%	9,943	19.5%
Due after ten years	24,575	45.1%	23,945	45.0%	22,615	44.2%	23,026	45.1%	22,943	44.9%
CMO-B	3,677	6.9%	3,294	6.3%	3,197	6.3%	3,016	5.9%	3,199	6.3%
Mortgage-backed securities	6,130	11.2%	5,790	10.9%	5,171	10.1%	4,853	9.5%	4,586	8.9%
Other asset-backed securities (3)	2,297	4.2%	2,124	3.9%	1,928	3.8%	1,863	3.6%	1,728	3.4%
Total fixed maturities, including securities pledged (4)	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	30,510	56.0%	29,805	56.1%	28,405	55.6%	28,525	55.7%	28,817	56.5%
2	21,748	39.9%	21,080	39.6%	20,216	39.5%	20,036	39.2%	19,675	38.5%
3	1,577	2.9%	1,698	3.2%	1,798	3.5%	1,783	3.5%	1,803	3.5%
4	414	0.8%	380	0.7%	504	1.0%	570	1.1%	584	1.1%
5	166	0.3%	118	0.2%	120	0.2%	143	0.3%	123	0.2%
6	38	0.1%	85	0.2%	78	0.2%	77	0.2%	79	0.2%
Total fixed maturities, including securities pledged (4) (5)	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	9,755	17.9%	9,518	17.9%	9,112	17.8%	8,750	17.1%	8,885	17.4%
AA	3,825	7.0%	3,660	6.9%	3,526	6.9%	3,466	6.8%	3,510	6.9%
A	15,055	27.7%	15,125	28.5%	14,113	27.7%	14,828	29.1%	14,887	29.2%
BBB	22,674	41.6%	21,611	40.6%	20,826	40.7%	20,565	40.1%	20,191	39.5%
BB	1,994	3.7%	2,117	4.0%	2,297	4.5%	2,221	4.3%	2,170	4.2%
B and below	1,150	2.1%	1,135	2.1%	1,247	2.4%	1,304	2.6%	1,438	2.8%
Total fixed maturities, including securities pledged (5)	54,453	100.0%	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 36 of 47

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	6/30/2019		3/31/2019		12/31/2018		9/30/2018		6/30/2018		6/30/2019		6/30/2018

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	586	5.09%	594	5.12%	598	5.19%	575	5.05%	593	5.18%	1,180	5.10%	1,177	5.16%
Equity securities	3	4.13%	3	3.94%	3	5.52%	3	5.48%	3	4.33%	6	4.04%	6	4.09%
Mortgage loans	89	4.35%	90	4.36%	94	4.41%	94	4.39%	95	4.39%	179	4.35%	189	4.37%
Limited partnerships	70	18.84%	2	0.42%	46	12.94%	74	22.17%	43	13.87%	72	9.59%	86	12.62%
Policy loans	23	5.14%	23	5.22%	23	5.15%	23	5.12%	25	5.43%	46	5.18%	50	5.45%
Short-term investments	4	0.62%	4	0.74%	4	0.71%	7	1.20%	5	0.85%	8	0.68%	9	0.74%
Derivatives (2)	(1)	N/A	4	N/A	10	N/A	10	N/A	10	N/A	3	N/A	20	N/A
Prepayment fee income	21	0.14%	11	0.07%	15	0.09%	16	0.10%	9	0.06%	32	0.10%	16	0.05%
Other assets	11	N/A	11	N/A	12	N/A	19	N/A	4	N/A	22	N/A	5	N/A
Gross investment income before expenses and fees	806	5.35%	742	4.89%	805	5.33%	821	5.48%	787	5.22%	1,548	5.12%	1,558	5.18%
Expenses and fees	(30)	-0.21%	(31)	-0.21%	(32)	-0.22%	(38)	-0.26%	(31)	-0.21%	(61)	-0.21%	(61)	-0.21%
Total investment income and annualized yield	776	5.14%	711	4.68%	773	5.11%	783	5.22%	756	5.01%	1,487	4.91%	1,497	4.97%
Trading gains/losses (1)
Fixed maturities	12		10		(24)		17		(9)		22		(26)
Equity securities	—		—		2		—		1		—		(2)
Mortgage loans	1		—		—		—		8		1		8
Other investments	(1)		1		7		(4)		(4)		—		5
Total trading gains/losses	12		11		(15)		13		(4)		23		(15)
Impairments (1)
Fixed maturities	(3)		(31)		(8)		(7)		(1)		(34)		(15)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		(2)		—		—		—		(2)		—
Other investments	—		—		—		—		—		—		—
Total impairments	(3)		(33)		(8)		(7)		(1)		(36)		(15)
Fair value adjustments (3)	135		96		91		(37)		(46)		231		(120)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	(96)		(67)		(66)		41		7		(163)		29
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	48		7		2		10		(44)		55		(121)
Businesses exited through reinsurance (4)	79		80		3		13		(14)		159		(50)
Consolidation/eliminations (5)	27		34		(14)		3		(5)		61		9
Total investment income and realized capital gains (losses)	930		832		764		809		693		1,762		1,335

(1) Investment results related to businesses exited through reinsurance are excluded.
(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 37 of 47

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Retirement
Average alternative investments	722	705	643	646	558	714	547
Alternative investment income	33	(1)	23	38	20	32	38
Investment Management
Average alternative investments	228	208	204	214	250	218	256
Alternative investment income	7	(2)	4	8	5	5	16
Employee Benefits
Average alternative investments	84	81	63	63	53	83	52
Alternative investment income	4	—	2	4	2	4	4
Individual Life
Average alternative investments	491	463	412	387	348	477	330
Alternative investment income	25	6	14	19	16	31	25

The table above excludes alternative investments and income that are a component of Assets held for sale and Income (loss) from discontinued operations, net of tax, respectively, and alternative investments and income in Corporate.

Reconciliations

Voya Financial	Page 39 of 47

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Revenues
Net investment income	880	815	816	855	813	1,695	1,636
Fee income	662	665	668	704	660	1,327	1,336
Premiums	585	582	537	550	533	1,167	1,072
Net realized capital gains (losses)	50	17	(52)	(46)	(120)	67	(301)
Other revenues	102	113	120	127	101	215	200
Income (loss) related to consolidated investment entities	67	5	93	62	126	72	137
Total revenues	2,346	2,197	2,182	2,252	2,113	4,543	4,080

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,232)	(1,186)	(1,129)	(1,268)	(1,088)	(2,418)	(2,178)
Operating expenses	(687)	(702)	(690)	(656)	(645)	(1,389)	(1,345)
Net amortization of DAC/VOBA	(67)	(85)	(108)	(86)	(74)	(152)	(174)
Interest expense	(42)	(42)	(79)	(47)	(46)	(84)	(95)
Operating expenses related to consolidated investment entities	(20)	(5)	(14)	(9)	(19)	(25)	(26)
Total benefits and expenses	(2,048)	(2,020)	(2,020)	(2,066)	(1,872)	(4,068)	(3,818)
Income (loss) from continuing operations before income taxes	298	177	162	186	241	475	262
Less:
Net investment gains (losses) and related charges and adjustments	55	23	(37)	11	(40)	78	(101)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(9)	(2)	38	14	2	(11)	(12)
Income (loss) related to businesses exited through reinsurance or divestment	2	(21)	(23)	—	(8)	(19)	(53)
Income (loss) attributable to noncontrolling interests	25	(1)	56	23	58	24	58
Income (loss) on early extinguishment of debt	—	—	(37)	—	—	—	(3)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	66	(47)	—	—	66	—
Dividend payments made to preferred shareholders	—	10	—	—	—	10	—
Other adjustments	(53)	(92)	(26)	(25)	(9)	(145)	(28)
Adjusted operating earnings before income taxes	278	194	238	163	238	472	401

Voya Financial	Page 40 of 47

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Total revenues	2,346	2,197	2,182	2,252	2,113	4,543	4,080

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	51	10	(48)	—	(49)	61	(122)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(4)	(3)	45	12	4	(7)	(3)
Revenues (losses) related to business exited through reinsurance or divestment	76	76	4	22	(18)	152	(58)
Revenues (loss) attributable to noncontrolling interests	44	4	70	34	76	48	82
Other adjustments (1)	84	87	58	76	67	171	125
Total adjusted operating revenues	2,095	2,023	2,053	2,108	2,033	4,118	4,056

Adjusted operating revenues by segment
Retirement	688	648	690	705	670	1,336	1,332
Investment Management	163	148	159	168	171	311	356
Employee Benefits	515	508	467	469	460	1,023	913
Individual Life	643	626	643	660	641	1,269	1,272
Corporate	86	93	94	106	91	179	183
Total adjusted operating revenues	2,095	2,023	2,053	2,108	2,033	4,118	4,056

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 41 of 47

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Retirement
Adjusted operating earnings before income taxes	732	721	701	699	553
Less:
DAC/VOBA and other intangibles unlocking	46	44	(1)	19	(75)
Adjusted Operating Earnings - excluding Unlocking before interest	686	677	702	680	628
Income tax expense	104	106	116	137	150
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	582	571	586	543	478

Adjusted Operating effective tax rate, excluding Unlocking (2)	14.0%	11.1%	16.7%	17.1%	16.3%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	15.1%	15.7%	16.5%	20.1%	23.9%
Average Capital	4,186	4,180	4,156	4,063	3,987
Ending Capital	4,123	4,126	4,289	4,218	4,100
Adjusted Return on Capital	13.9%	13.6%	14.1%	13.4%	12.0%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	167	178	205	221	227
Income tax expense	35	37	43	53	60
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	132	141	162	168	167

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	24.0%	26.5%
Average Capital	302	304	305	306	309
Ending Capital	306	301	300	297	310
Adjusted Return on Capital	43.9%	46.4%	53.3%	55.2%	54.0%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 42 of 47

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018

Employee Benefits
Adjusted operating earnings before income taxes	180	166	160	148	156
Less:
DAC/VOBA and other intangibles unlocking	—	—	(1)	—	(2)
Adjusted Operating Earnings - excluding Unlocking before interest	180	166	161	148	158
Income tax expense	38	35	34	34	43
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	142	131	127	114	115

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	23.3%	27.2%
Average Capital	482	468	449	424	398
Ending Capital	509	507	470	466	463
Adjusted Return on Capital	29.4%	28.0%	28.2%	26.9%	28.7%

Individual Life
Adjusted operating earnings before income taxes	4	(2)	(33)	(12)	56
Less:
DAC/VOBA and other intangibles unlocking	(230)	(255)	(281)	(268)	(211)
Adjusted Operating Earnings - excluding Unlocking before interest	234	253	248	256	267
Income tax expense	49	53	52	62	72
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	185	200	196	194	195

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	24.1%	27.1%
Average Capital	2,149	2,145	2,137	1,977	1,823
Ending Capital	2,145	2,176	2,170	2,102	2,150
Adjusted Return on Capital	8.6%	9.3%	9.1%	9.8%	10.6%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 43 of 47

Prepayments and Alternative Income Above (Below) Long-Term Expectations (2)(3)

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018

Prepayments Above (Below) Long-term Expectations (1)
Retirement	6	—	2	4	(2)	12	(1)
Investment Management	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	—	—
Individual Life	4	(1)	—	—	—	3	(1)

Alternatives Above (Below) Long-term Expectations (1)
Retirement	16	(16)	9	23	8	32	25
Investment Management	2	(7)	—	3	(1)	(2)	6
Employee Benefits	2	(2)	1	2	1	3	4
Individual Life	14	(4)	6	10	7	26	13

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)
Retirement	22	(16)	11	27	6	44	24
Investment Management	2	(7)	—	3	(1)	(2)	6
Employee Benefits	2	(2)	1	2	1	3	4
Individual Life	18	(5)	6	10	7	29	12

(1) Impacts are pre-DAC and pre-tax.
(2) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(3) Corporate segment impacts are immaterial.

Voya Financial	Page 44 of 47

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	6/30/2019			3/31/2019			12/31/2018			9/30/2018			6/30/2018
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$226	$1.51		$64	$0.42		$121	$0.76		$142	$0.87		$166	$0.96
Plus: Net income (loss) attributable to noncontrolling interest		25	0.17		(1)	(0.01)		56	0.35		23	0.14		58	0.34
Less: Preferred stock dividends		—	—		(10)	(0.07)		—	—		—	—		—	—
Less: Income (loss) from discontinued operations		(3)	(0.02)		(79)	(0.52)		—	—		—	—		28	0.16
Income (loss) from continuing operations	298	254	1.69	177	152	1.00	162	177	1.11	186	165	1.01	241	196	1.14
Less:
Net investment gains (losses) and related charges and adjustments	55	43	0.29	23	18	0.12	(37)	(29)	(0.19)	11	9	0.05	(40)	(32)	(0.18)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(9)	(7)	(0.05)	(2)	(2)	(0.01)	38	30	0.19	14	11	0.07	2	2	0.01
Income (loss) related to businesses exited through reinsurance or divestment	2	2	0.01	(21)	(17)	(0.11)	(23)	(18)	(0.11)	—	—	—	(8)	(6)	(0.04)
Net income (loss) attributable to noncontrolling interest	25	25	0.17	(1)	(1)	(0.01)	56	56	0.35	23	23	0.14	58	58	0.34
Income (loss) on early extinguishment of debt	—	—	—	—	—	—	(37)	(29)	(0.18)	—	—	—	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	66	52	0.34	(47)	(37)	(0.24)	—	—	—	—	—	—
Dividend payments made to preferred shareholders	—	—	—	10	10	0.07	—	—	—	—	—	—	—	—	—
Other adjustments	(53)	(38)	(0.26)	(92)	(71)	(0.47)	(26)	(5)	(0.03)	(25)	(17)	(0.09)	(9)	(21)	(0.12)
Adjusted operating earnings	278	229	1.52	194	163	1.07	238	209	1.32	163	139	0.84	238	195	1.13
Less:
DAC, VOBA and other intangibles unlocking	(1)	(1)	(0.01)	1	1	0.01	(35)	(27)	(0.18)	(144)	(114)	(0.70)	(28)	(22)	(0.13)
Prepayment fees and alternative investment income above (below) long-term expectations	44	35	0.23	(30)	(24)	(0.16)	18	14	0.10	42	33	0.20	13	10	0.06
Investment Management earnings related to annuities business sold on 6/1/2018	—	—	—	—	—	—	—	—	—	—	—	—	6	5	0.03
Normalized adjusted operating earnings	235	195	1.30	223	186	1.22	255	222	1.40	265	220	1.34	247	202	1.17

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 45 of 47

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Six months ended
(in millions except per share in whole dollars)	6/30/2019			6/30/2018
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$290	$1.93		$612	$3.48
Plus: Net income (loss) attributable to noncontrolling interest		24	0.16		58	0.33
Less: Preferred stock dividends		10	0.07		—	—
Less: Income (loss) from discontinued operations		(82)	(0.54)		457	2.60
Income (loss) from continuing operations	475	406	2.70	262	213	1.21
Less:
Net investment gains (losses) and related charges and adjustments	78	62	0.41	(101)	(80)	(0.45)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(11)	(9)	(0.06)	(12)	(9)	(0.05)
Income (loss) related to businesses exited through reinsurance or divestment	(19)	(15)	(0.10)	(53)	(42)	(0.24)
Net income (loss) attributable to noncontrolling interest	24	24	0.16	58	58	0.33
Income (loss) on early extinguishment of debt	—	—	—	(3)	(2)	(0.01)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	66	52	0.34	—	—	—
Dividend payments made to preferred shareholders	10	10	(0.07)	—	—	—
Other adjustments	(145)	(109)	(0.71)	(28)	(44)	(0.25)
Adjusted operating earnings	472	391	2.59	401	332	1.89
Less:
DAC, VOBA and other intangibles unlocking	—	—	—	(99)	(78)	(0.44)
Prepayment fees and alternative investment income above (below) long-term expectations	14	11	0.07	23	18	0.11
Investment Management earnings related to annuities business sold on 6/1/2018	—	—	—	15	12	0.07
Normalized adjusted operating earnings	458	380	2.51	462	380	2.15

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 46 of 47

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Book value per common share, including AOCI	67.37	59.13	52.28	52.22	52.22	67.37	52.22
Per share impact of AOCI	(20.43)	(13.29)	(4.02)	(4.94)	(5.82)	(20.43)	(5.82)
Book value per common share, excluding AOCI	46.94	45.84	48.26	47.28	46.40	46.94	46.40

Debt to capital	23.8%	25.7%	27.6%	28.9%	29.0%	23.8%	29.0%
Capital impact of AOCI	6.6%	4.9%	1.6%	2.0%	2.5%	6.6%	2.5%
Impact of 25% equity treatment afforded to subordinate debt	(2.7)%	(2.6)%	(2.6)%	(2.5)%	(2.5)%	(2.7)%	(2.5)%
Adjusted Debt to capital	27.7%	28.0%	26.6%	28.4%	29.0%	27.7%	29.0%

Reconciliation of shares used in Normalized adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Diluted	149.9	151.3	157.9	164.0	172.8	150.6	175.6
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (1)	149.9	151.3	157.9	164.0	172.8	150.6	175.6

(1) For periods in which there is a Net loss in Income from continuing operations, Normalized adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating earnings per common share calculation.

Voya Financial	Page 47 of 47

Reconciliation of Investment Management Normalized Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2019	3/31/2019	6/30/2018	6/30/2019	3/31/2019	6/30/2018

Adjusted operating revenues	163	148	171	638	646	712
Adjusted operating expenses	(122)	(114)	(119)	(471)	(468)	(485)
Adjusted operating earnings before income taxes	41	34	52	167	178	227
Adjusted operating margin	25.3%	22.7%	30.7%	26.2%	27.7%	31.8%

Adjusted operating revenues	163	148	171	638	646	712
Less:
Investment Capital Results	7	(2)	5	18	16	29
Adjusted operating revenues excluding Investment Capital	156	150	166	620	630	683
Adjusted operating expenses	(122)	(114)	(119)	(471)	(468)	(485)
Adjusted operating earnings excluding Investment Capital	34	36	47	149	162	198
Adjusted operating margin excluding Investment Capital	21.9%	23.9%	28.7%	24.2%	26.0%	28.9%

Adjusted operating revenues	163	148	171	638	646	712
Less:
Investment Capital Results above (below) long-term expectations	2	(7)	(1)	(2)	(5)	6
Adjusted operating revenue related to annuities businesses sold on June 1, 2018	—	—	6	—	6	32
Normalized adjusted operating revenues	161	155	166	640	645	674
Adjusted operating expenses	(122)	(114)	(119)	(471)	(468)	(485)
Normalized adjusted operating earnings	39	41	47	169	177	189
Normalized adjusted operating margin	24.4%	26.2%	28.5%	26.5%	27.6%	27.9%